VICTORIA CREATIONS, INC.

                                 FORM 10-K

                             INDEX TO EXHIBITS


Certain exhibits to this Annual Report on Form 10-K have been incorporated by reference. For a list of these exhibits see Item 14 hereof.

The following exhibits are being filed herewith:

Exhibit No.
    (10)    Material Contracts

       (10) a. Givenchy License Agreement dated as of January 1, 1994 between the Company and Givenchy Corporation is incorporated herein by reference to Registrant's Annual Report on Form 10-K for the year ended June 30, 1994.

       (10) b. Karl Lagerfeld License Agreement dated as of August 1995 between the Company and Asian & Western Classics B.V. is filed herewith.


       (27) Financial Data Schedule as of and for the year ended June 30, 1995 is filed herewith.







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